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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this S-3 filing.



Detroit, Michigan,                    /s/    Arthur Andersen LLP
                                      --------------------------
January 7, 2000                              Arthur Andersen LLP